                             UNICCO SERVICE COMPANY
                                   USC, INC.
                        UNICCO GOVERNMENT SERVICES, INC.
                              UNICCO FINANCE CORP.
                          UNICCO SERVICE OF M.I., INC.
                          UNICCO SERVICE OF N.J., INC.
                         275 Grove Street, Suite 3-200
                              Auburndale, MA 02466

                                             Dated as of: February 28, 2002

Fleet National Bank
Individually and as Agent
100 Federal Street
Boston, Massachusetts  02110

Citizens Bank of Massachusetts
28 State Street
Boston, Massachusetts  02109

         Re:  SEVENTH AMENDMENT TO LOAN DOCUMENTS

Ladies and Gentlemen:

         We refer to the Amended and Restated Revolving Credit Agreement, dated as of October 17, 1997 (as amended from time to time, the "Agreement"), among Unicco Service Company, USC, Inc., Unicco Government Services, Inc., Unicco Finance Corp., Unicco Service of M.I., Inc. and Unicco Service of N.J., Inc. (collectively, the "Borrowers"), the banking institutions referred to therein as Banks (the "Banks"), and Fleet National Bank, f/k/a BankBoston, N.A., as Agent (the "Agent"). Upon the terms and subject to the conditions contained in the Agreement, you agreed to make Revolving Loans to the Borrowers.

         Terms used in this letter of agreement (the "Seventh Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

         We have requested that you make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Seventh Amendment.

         Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Seventh Amendment, and fully intending to be legally bound by this Seventh Amendment, we hereby agree with you as follows:

                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

         Effective as of February 28, 2002, the Agreement is amended in each of the following respects:

         (a) The terms "Loan Documents" and "Security Documents" shall, wherever used in any of the Loan Documents or Security Documents, be deemed to also mean and include this Seventh Amendment.

         (b) TABLE 2 in Section 2.10(c) of the Agreement is hereby amended to read in its entirety as follows:

                                                    TABLE 2
                                                                   APPLICABLE           APPLICABLE
                                                                   BASE RATE            EURODOLLAR
                          FUNDED DEBT RATIO                          MARGIN               MARGIN
                          -----------------                        ----------           ----------

        a)    greater than or equal to 5.50 to 1                      1.50%                 3.00%

        b)    less than 5.50 to 1 but greater than or equal           1.25%                 2.75%
              to 5.00 to 1

        c)    less than 5.00 to 1 but greater than or equal           0.75%                 2.25%
              to 4.50 to 1

        d)    less than 4.50 to 1 but greater than or equal           0.50%                 2.00%
              to 4.00 to 1

        e)    less than 4.00 to 1 but greater than or equal           0.25%                 1.75%
              to 3.50 to 1

        f)    less than 3.50 to 1 but greater than or equal           0.00%                 1.50%
              to 3.00 to 1

        g)    less than 3.00 to 1                                     0.00%                 1.25%


         (c) Section 6.7 of the Agreement is hereby amended to read in its entirety as follows:

                  "6.7 TOTAL DEBT RATIO. The Borrower Affiliated Group shall not permit the Total Debt Ratio of the Borrower Affiliated Group as at the last day of any fiscal quarter in any fiscal period identified below to be greater than the ratio specified below opposite such period:

                                                                MAXIMUM
                                 PERIOD                          RATIO
                                 ------                         -------

                       For any four consecutive fiscal        6.00 to 1"
                       quarters ending on or after
                       March 24, 2002 (determined at the
                       end of each fiscal quarter for the
                       four quarters then ending)


         (d) Section 6.9A of the Agreement is hereby amended to read in its entirety as follows:

                  "6.9A. TOTAL SENIOR DEBT RATIO. The Borrower Affiliated Group shall not permit the Total Senior Debt Ratio of the Borrower Affiliated Group as at the last day of any fiscal quarter in any fiscal period identified below to be greater than the ratio specified below opposite such period:

                                                                MAXIMUM
                                 PERIOD                          RATIO
                                 ------                         -------


                       For any four consecutive fiscal        3.00 to 1"
                       quarters ending on or after
                       March 24, 2002 (determined at the
                       end of each fiscal quarter for the
                       four quarters then ending)


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         The Borrowers hereby jointly and severally represent and warrant to you as follows:

         (a) REPRESENTATIONS IN AGREEMENT. Each of the representations and warranties made by the Borrowers to you in the Agreement was true, correct and complete when made and is true, correct and complete in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Seventh Amendment (except to the extent such representations and warranties expressly relate to an earlier date).

         (b) NO DEFAULTS OR EVENTS OF DEFAULT. No Default or Event of Default exists on the date of this Seventh Amendment (both before and after giving effect to all of the arrangements and transactions contemplated by this Seventh Amendment).

         (c) BINDING EFFECT OF DOCUMENTS. This Seventh Amendment has been duly executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

                                   ARTICLE III

                        PROVISIONS OF GENERAL APPLICATION

         (a) NO OTHER CHANGES. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents and Security Documents shall remain unmodified, and the Agreement and each of the other Loan Documents and Security Documents, as amended and supplemented by this Seventh Amendment, are confirmed as being in full force and effect.

         (b) GOVERNING LAW. This Seventh Amendment is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Seventh Amendment and the rights and obligations of each of the parties hereto and thereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

         (c) BINDING EFFECT; ASSIGNMENT. This Seventh Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

         (d) COUNTERPARTS. This Seventh Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Seventh Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         (e) CONFLICT WITH OTHER AGREEMENTS. If any of the terms of this Seventh Amendment shall conflict in any respect with any of the terms of any of the Agreement or any other Loan Document, the terms of this Seventh Amendment shall be controlling.

         (f) CONDITIONS PRECEDENT. This Seventh Amendment shall be effective as of February 28, 2002, but only if each of the following conditions has been met to the satisfaction of the Agent: (i) the form of acceptance at the end of this Seventh Amendment shall be signed by each of the Borrowers, the Guarantor, the Agent and the Banks, (ii) the Borrowers shall have paid to the Agent, for the ratable benefit of the

Banks, an amendment fee in the aggregate amount equal to $35,000, and (iii) the Agent shall have received an original of any necessary consents to this Seventh Amendment.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Seventh Amendment and return such counterpart to the undersigned, whereupon this Seventh Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                                  Very truly yours,

                                  THE BORROWERS:

                                  UNICCO SERVICE COMPANY

                                  By: /s/ George A. Keches
                                      ------------------------------------------
                                      Title: President


                                  USC, INC.

                                  By: /s/ George A. Keches
                                      ------------------------------------------
                                      Title: Treasurer


                                  UNICCO GOVERNMENT SERVICES, INC.

                                  By: /s/ George A. Keches
                                      ------------------------------------------
                                      Title: Treasurer


                                  UNICCO FINANCE CORP.

                                  By: /s/ George A. Keches
                                      ------------------------------------------
                                      Title: Treasurer


                                  UNICCO SERVICE OF M.I., INC.

                                  By: /s/ George A. Keches
                                      ------------------------------------------
                                      Title: Treasurer

                    [Signature pages continued on next page]

                                  UNICCO SERVICE OF N.J., INC.


                                  By: /s/ George A. Keches
                                      ------------------------------------------
                                      Title: Treasurer


         The foregoing Seventh Amendment is hereby accepted by the undersigned as of February 28, 2002.

THE BANKS:

FLEET NATIONAL BANK


By: /s/ Michael Palmer
    -----------------------------------------------
    Title:  Senior Vice President


CITIZENS BANK OF MASSACHUSETTS


By: /s/ David J. Costello
    -------------------------------------------------
    Title: Vice President


THE AGENT:

FLEET NATIONAL BANK, as Agent


By: /s/ Michael Palmer
    -------------------------------------------------
    Title:  Senior Vice President

                              CONSENT OF GUARANTOR


         Unicco Facility Services Canada Company (the "Guarantor") has guaranteed the Obligations of the Borrowers under (and as defined in) the Agreement by executing one or more Unlimited Guarantees, dated as of October 17, 1997 (the "U-Canada Guaranty"). By executing this letter, the Guarantor hereby absolutely and unconditionally reaffirms the U-Canada Guaranty and acknowledges and agrees to the terms and conditions of this Seventh Amendment, and the Agreement as amended hereby.

                                  UNICCO FACILITY SERVICES CANADA COMPANY

                                  By: /s/ George A. Keches
                                      ------------------------------------------
                                      Title:  Treasurer